Supplement dated June 15, 2012

supplementing the Prospectus (the “Prospectus”),

dated May 1, 2012,

as may be revised or supplemented from time to time

of Hansberger International Series

Telephone No. 800-414-6927

EMERGING MARKETS FUND

The Board of Trustees of Hansberger International Series has approved changes to the investment strategy of the Emerging Markets Fund (the “Fund”). Effective on or about July 16, 2012, the Prospectus will be amended and restated as described below.

The sub-section “Principal Investment Strategies” within the section “Investments, Risks and Performance” in the Fund Summary is hereby replaced with the following:

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities (including common stock, preferred stock and convertible securities) of companies located in emerging markets and, to a lesser degree, by investing in private placement emerging market equity securities. Under normal conditions, the Fund will invest at least 80% of its assets (not including the cash position of the Fund) in issuers located in emerging markets. Emerging market countries are countries that MSCI classifies as emerging or frontier markets. The Fund may purchase emerging markets securities traded on U.S. securities markets or other developed securities markets either directly or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

The Adviser anticipates following a flexible investment policy that will allow it to select those investments that it believes are best suited to achieving the Fund’s investment objective over the long term. The Adviser uses a disciplined approach to emerging markets investing. The Adviser focuses on identifying successful companies that have favorable long-term growth prospects. The Adviser uses advanced proprietary screening tools to rank companies using growth, valuation and momentum parameters. Securities are then selected for the Fund’s portfolio on the basis of fundamental company analysis. Fundamental analysis includes, among other things, evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, its competitive position within its industry, the financial strength of the company, the quality of its earnings and the outlook for the company’s future based on these and other similar factors. The Adviser will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions.

The Adviser seeks to broaden the scope and increase the effectiveness of its investment approach by searching for securities in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of companies with favorable long-term prospects. Portfolio holdings are monitored for possible sale on an ongoing basis. The Adviser generally sells a security if the Adviser’s price target is met, the company’s fundamentals change or if the

Adviser believes a better investment opportunity exists. The Adviser expects that the Fund’s investments generally will reflect a broad cross-section of countries, industries and companies in order to reduce risk.

The Fund may also engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

The following risk is added to the sub-section “Principal Risks” within the section “Investments, Risks and Performance” in the Fund Summary:

Growth Investment Risk: Growth investing attempts to identify companies that the Adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks is generally much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Francisco Alzuru and Aureole Foong no longer serve as portfolio managers of the Fund. All references to Mr. Alzuru and Mr. Foong and corresponding disclosure relating to Mr. Alzuru and Mr. Foong are removed.

Ronald W. Holt, Jr. continues to serve as a portfolio manager of the Fund.

The following information is added to the sub-section “Portfolio Managers” within the section “Management” in the Fund Summary:

Thomas R.H. Tibbles, CFA, Chief Investment Officer for the International Growth Strategy and Managing Director – Canada, has served as co-portfolio manager of the Fund since 2012.

The sub-section “Principal Investment Strategies” within the section “More Information About Investment Strategies” in the Fund’s Prospectus is hereby replaced with the following:

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities (including common stock, preferred stock and convertible securities) of companies located in emerging markets and, to a lesser degree, by investing in private placement emerging market equity securities. Under normal conditions, the Fund will invest at least 80% of its assets (not including the cash position of the Fund) in issuers located in emerging markets. Emerging market countries are countries that MSCI classifies as emerging or frontier markets. The Fund may purchase emerging markets securities traded on U.S. securities markets or other developed securities markets either directly or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

The Adviser anticipates following a flexible investment policy that will allow it to select those investments that it believes are best suited to achieving the Fund’s investment objective over the long term. The Adviser uses a disciplined approach to emerging markets investing. The Adviser focuses on identifying successful companies that have favorable long-term growth prospects. The Adviser uses advanced proprietary screening tools to rank companies using growth, valuation and momentum parameters. Securities are then selected for the Fund’s portfolio on the basis of fundamental company analysis. Fundamental analysis includes, among other things, evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, its competitive position within its industry, the financial strength of the company, the quality of its earnings and the outlook for the company’s future based on these and other similar factors. The Adviser will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions.

The Adviser seeks to broaden the scope and increase the effectiveness of its investment approach by searching for securities in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of companies with favorable long-term prospects. Portfolio holdings are monitored for possible sale on an ongoing basis. The Adviser generally sells a security if the Adviser’s price target is met, the company’s fundamentals change or if the Adviser believes a better investment opportunity exists. The Adviser expects that the Fund’s investments generally will reflect a broad cross-section of countries, industries and companies in order to reduce risk.

The Fund may also engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

The following is amended and added to the section “Portfolio Management Team” in the Fund’s Prospectus:

Thomas R.H. Tibbles, CFA co-manages the International Growth Fund and the Emerging Markets Fund. He joined the Adviser in 1999 and serves as Chief Investment Officer for the International Growth Strategy and Managing Director – Canada. From 1996 to 1999 Mr. Tibbles was the Head of the Global Equity Team at Indago Capital Management in Toronto, which was an affiliate of Canada Life. Mr. Tibbles has been granted the designation of Chartered Financial Analyst.

Effective July 1, 2012, the expense cap for the Fund will be reduced to 1.35% and 1.50% for Institutional Class shares and Advisor Class shares, respectively. This undertaking is in effect through April 30, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supplement dated June 15, 2012

supplementing the Statement of Additional Information (the “SAI”),

dated May 1, 2012,

as may be revised or supplemented from time to time

of Hansberger International Series

Telephone No. 800-414-6927

EMERGING MARKETS FUND

Effective July 1, 2012, Hansberger Global Investors, Inc. has given a binding undertaking to the Emerging Markets Fund (the “Fund”) to limit the amount of total annual fund operating expenses, exclusive of acquired fund fees and expenses, brokerage, interest, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, for Institutional Class and Advisor Class shares of the Fund to 1.35% and 1.50%, respectively, of the Fund’s daily net assets. Accordingly, the second table in the section “Investment Adviser” is amended for the Fund as follows:

Fund	Total Expense Cap
Emerging Markets Fund	1.35% for Institutional Class shares 1.50% for Advisor Class shares

Effective July 16, 2012, Francisco Alzuru and Aureole L.W. Foong no longer serve as portfolio managers of the Fund. All references to Mr. Alzuru and Mr. Foong and corresponding disclosure relating thereto are removed.

Effective July 16, 2012, Thomas R.H. Tibbles joins the portfolio management team of the Fund. Ronald W. Holt, Jr. continues to serve as a portfolio manager of the Fund.

Effective July 16, 2012, the following information supplements the sub-sections “Fund Shares Owned by Portfolio Managers” and “Other Managed Accounts” within the section “Portfolio Management Teams.”

Fund Shares Owned by Portfolio Managers

The following table shows the dollar amount range of each Portfolio Manager’s “beneficial ownership” of shares of each Fund as of December 31, 2011 (as of March 31, 2012 for Thomas Tibbles). Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”).

Portfolio Manager (Hansberger International Series (“HIS”) Funds)	International Value Fund	Emerging Markets Fund	International Growth Fund
Thomas Tibbles (International Growth Fund and Emerging Markets Fund)	$0	$0	$0

Other Managed Accounts

As of December 31, 2011 (as of March 31, 2012 for Thomas R.H. Tibbles) many of the Portfolio Managers of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each Portfolio Manager:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Thomas R.H. Tibbles (International Growth Fund and Emerging Markets Fund)	4	$260.0 million	0	$0	6	$2.17 billion	0	$0	30	$2.15 billion	1	$307.0 million

Effective July 16, 2012, the following paragraph beneath the table within the sub-section “Other Managed Accounts” within the section “Portfolio Management Teams” is hereby deleted:

Notes: HGI’s Growth Team consists of: Thomas Tibbles, Barry Lockhart, Trevor Graham and Patrick Tan. HGI’s Value Team consists of Ronald W. Holt, Jr., Lauretta Reeves, Stephen Ho and Moira McLachlan. HGI’s Emerging Markets Team consists of Francisco Alzuru, Aureole L.W. Foong and Ronald W. Holt, Jr.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE